EXHIBIT 10.15

                            FIRST AMENDMENT TO LEASE


     THIS AGREEMENT, made and entered into this 9th day of June, 1994, by and between NEWMARKET PARTNERS I, LIMITED, a Georgia Limited Partnership whose general partners are Laing Properties, Inc. and Laing Management Company (hereinafter called "Landlord") and CRYOLIFE, INC. (hereinafter called "Tenant").

                                WITNESSETH THAT:

     WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated July 23, 1993 (hereinafter "Lease") for Suite 124 (hereinafter "Premises") 2121 Newmarket Parkway, Building 5, Marietta, Georgia 30067;

     WHEREAS, Landlord and Tenant desire to amend the Lease in order to modify some of the terms and conditions of the Lease;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  of  the
undersigned and other good valuable consideration, this Lease is hereby amended, effective November 16, 1993, as follows:

45. As provided for in Paragraph 44 of Exhibit "D", Special Stipulations, of the Lease, both Landlord and Tenant agree that the final construction cost is $183,684.00 (see Exhibit "G", Construction Cost Summary, attached hereto and made a part hereof) and therefore, desire to establish the adjusted monthly rental.

     The adjusted monthly rentals are determined by the following:

     Rentable square footage = 11,227 R.S.F.

     Useable square footage = 10,692 U.S.F. (5% loss factor)

          Allowances:

          $1.00/USF for architect services:      $ 10,692.00
          $45.00/RSF for construction costs:     $505,215.00
                                                 -----------

          Total Improvement Allowance:           $515,907.00

          $515,907.00 -   Total Improvement Allowance
           183,684.00 -   Actual Construction Cost
           ----------

          $332,223.00 -   Construction Savings

          Monthly Interest Rate:            .83333% (10% Annual Interest Rate)
          Number of Months in the Term:     60 Months
          Payment Timing:                   Beginning of each month
          Monthly Payment:                  $7,000.42 ($332,223 amortized at 10%
                                            for 60 months)

                                                      Amortized
                                        Initial     Construction    Adjusted
                                     Monthly Rental   Savings     Monthly Rental

          11/16/93 through 11/15/94   $14,196.32     $7,000.42 =    $7,195.90
          11/16/94 through 11/15/95   $14,430.21     $7,000.42 =    $7,429.79
          11/16/95 through 11/15/96   $14,673.46     $7,000.42 =    $7,673.04
          11/16/96 through 11/15/97   $14,926.45     $7,000.42 =    $7,926.03
          11/16/97 through 11/15/98   $15,189.55     $7,000.42 =    $8,189.13


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     Page 2 of First  Amendment  to Lease by and between  Newmarket  Partners I,
Limited, a Georgia Limited Partnership whose general partners are Laing Properties, Inc. and Laing Management Company (Landlord) and Cryolife, Inc. (Tenant) dated June 9, 1994.

     Pursuant to Paragraph 3, Rental, of the Lease, Tenant agrees to pay to the Landlord promptly on the first day of each month in advance during the term of this Lease, an adjusted monthly rental of:

          November 16, 1993 through November 15, 1994 @ $7,195.90
          November 16, 1994 through November 15, 1995 @ $7,429.79
          November 16, 1995 through November 15, 1996 @ $7,673.04
          November 16, 1996 through November 15, 1997 @ $7,926.03
          November 16, 1997 through November 15, 1998 @ $8,189.13

46.  BROKER DISCLOSURE

     Pursuant to Georgia Real Estate Commission Regulation 520-1-08, Laing Marketing Company makes the following disclosures concerning this Lease transaction:

     a) In this transaction, Laing Marketing Company represents Landlord and not Tenant.

     b) In this transaction, Richard Bowers & Company represents Tenant and not Landlord.

     c) In this transaction, both Laing Marketing Company and Richard Bowers & Company shall receive their compensation from Landlord exclusively.

     Both Tenant and Landlord acknowledge, agree with and consent to the representation and compensation disclosed above.

     Except as herein amended, all terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereunto have executed this First Amendment to Lease as of the day and year first above written.


Signed, sealed and delivered in     LANDLORD: NEWMARKET PARTNERS I,
the presence of:                    LIMITED, a Georgia Limited Partnership
                                    whose general partners are Laing Properties, Inc. and Laing Management Company


                                    BY:  Laing Properties, Inc.
                                         Managing General Partner


/s/ Christine M. Carroll            BY:  /s/ James A. Gillespie
--------------------------------         ---------------------------
Witness                                  James A. Gillespie


                                    TITLE: Executive Vice President



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Page 3 of First Amendment to Lease by and between Newmarket Partners I, Limited, a Georgia Limited Partnership whose general partners are Laing Properties, Inc. and Laing Management Company (Landlord) and Cryolife, Inc. (Tenant) dated June 9, 1994.


Signed, sealed and delivered in the           TENANT:  CRYOLIFE, INC.
presence of:


/s/ D. J. Blankers                            BY: /s/ Steven G. Anderson
-----------------------------------               ----------------------
Witness                                           Steven G. Anderson

                                              TITLE: President

/s/ Suzanne K. Gabbert                        ATTEST: /s/ Ronald D. McCall
-----------------------------------                   --------------------
Notary Public                                         Ronald D. McCall
Cobb County, Georgia
My Commission Expires:                        TITLE: Secretary
September 13, 1996                                   (Corporate Seal)



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


                                   EXHIBIT "G"
                            CONSTRUCTION COST SUMMARY

                                                   Date: 4-12-94
TENANT:        CRYOLIFE, INC.                      93 WORK          R#SAM349
LOCATION:      NEWMARKET - BLDG. 5, SUITE 124      Architect:       Carlsten
RENTABLE AREA        11,227                        Planner:
OCCUPANY DATE:       1-31-94                       SP Costs:        By Others
                                                   SP Cost/SF:      $0.00
--------------------------------------------------------------------------------

Direct Tenant Construction Costs

Contractors:          Buyout  Changes   Total   Budget      Net  Cost/SF   Notes
G.C.: QUA-SER (ALL
 PHASES)             170,653   4,284  174,937        0 (174,937)   15.58

Elec                       0       0        0        0        0     0.00
HVAC                       0       0        0        0        0     0.00
Floor Cov.                 0       0        0        0        0     0.00
Oth:                       0       0        0        0        0     0.00
Oth: Tenant Signage        0       0        0        0        0
Oth: Tenant
  Reimbursement            0       0        0        0        0     0.00

         SUBTOTAL    170,653   4,284  174,937  481,157  306,220    15.58
           CM-FEE      8,533     214    8,747   24,058   15,311     0.78

           TOTALS   $179,186   4,498  183,684  505,215  321,531    16.36
--------------------------------------------------------------------------------

NON-TENANT COSTS:

Description:          Buyout  Changes   Total   Budget     Net   Cost/SF   Notes

A -                        0       0        0        0        0     0.00
B -                        0       0        0        0        0     0.00
C -                        0       0        0        0        0     0.00
D -                        0       0        0        0        0     0.00
E -                        0       0        0        0        0     0.00
F - Total Space
    Planning        By Others      0        0   By Others     0     0.00
        SUBTOTAL          $0      $0       $0       $0        0     0.00
          CM FEE           0       0        0        0        0     0.00

           TOTAL          $0      $0       $0       $0       $0     0.00

--------------------------------------------------------------------------------


Summary-Total Cost    Buyout  Changes   Total   Budget     Net   Cost/SF

              TOTAL  179,186   4,498  183,684  505,215  321,531   $16.36

--------------------------------------------------------------------------------

NOTES:

A - CHANGE ORDER FOR $4,284 WAS FOR EQUIPMENT DRAINS AND HVAC REVISIONS.

B - TENANT HAS SPENT $183,684 TOWARD THEIR TOTAL AVAILABLE ALLOWANCE OF
    $505,215. THIS LEAVES A BALANCE REMAINING OF $321,531.


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     IN WITNESS  WHEREOF,  the  undersigned has executed this Waiver and Consent and affixed its seal hereto as of the day and year first written above.

                   (Individual Mortgagee of Lessor Sign Here)

Signed, sealed and delivered this
____ day of __________, 1994, in                                          (SEAL)
                                    --------------------------------------------
the presence of:                    Name:
                                         ---------------------------------------


Notary Public

(NOTARIAL SEAL)

            (Corporate or Partnership Mortgagee or Lessor Sign Here)

                                  Newmarket Partners III Limited, a Georgia
                                  Limited Partnership whose general partners are Laing Properties, Inc. and Laing Management Company

(CORPORATE SEAL)

                                  BY: Laing Properties, Inc.
                                      Managing General Partner

                                  BY: /s/ James A. Gillespie
                                      -----------------------------------
                                      James A. Gillespie
                                      Title: Executive Vice President
ATTEST:

/s/ Robert R. Stubbs
---------------------------------
Robert R. Stubbs
Title: Vice President & Secretary
Signed, sealed and delivered this
30th day of June, 1994, in the
presence of:


/s/ Christine M. Carroll
---------------------------------
Notary Public


(NOTARIAL SEAL)


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